Exhibit 10.1

Execution Copy

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of the 27th day of June, 2012, is by and among PAA NATURAL GAS STORAGE, L.P. (“Borrower”), BANK OF AMERICA, N.A., as Administrative Agent and L/C Issuer, and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, Borrower, Administrative Agent, Swing Line Lender, L/C Issuer and Lenders entered into that certain Credit Agreement dated as of August 19, 2011 (the “Original Agreement”) for the purposes and consideration therein expressed; and

WHEREAS, pursuant to Section 2.14 of the Original Agreement, the aggregate amount of the Revolving Credit Lenders’ Revolving Credit Commitments has been increased to $350,000,000.

WHEREAS, Borrower, Administrative Agent, L/C Issuer and the Lenders party hereto desire to amend the Original Agreement for the purposes described herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I. — Definitions and References

§ 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

§ 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this § 1.2.

“Amendment” means this First Amendment to Credit Agreement.

“Credit Agreement” means the Original Agreement, as amended hereby.

ARTICLE II. — Amendments

§ 2.1. Definitions.

(a) The definition of “GO Bond Mandatory Put Date” set forth in Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows:

“GO Bond Mandatory Put Date” means the later of (a) such date that is five years from the Closing Date and (b) if the GO Bond Mandatory Put Date then in effect is extended pursuant to Section 2.13A, such extended GO Bond Mandatory Put Date; provided, however, that if such date does not satisfy clause (a) of the definition of “Business Day,” the GO Bond Mandatory Put Date shall be the next preceding Business Day.

(b) The definition of “Letter of Credit” set forth in Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows:

“Letter of Credit” means any letter of credit issued hereunder at the request of the Borrower providing for the payment of cash upon the honoring of a drawing thereunder and shall include the Existing Letters of Credit. A Letter of Credit may be a commercial letter of credit or a standby letter of credit; provided however, that any commercial letter of credit issued hereunder shall provide solely for cash payment upon presentation of a sight draft, unless otherwise agreed to by the L/C Issuer issuing such letter of credit.

(c) The definition of “Maturity Date” set forth in Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows:

“Maturity Date” means (a) with respect to the Revolving Credit Facility, such date that is the later of (i) such date that is five years from the Closing Date and (ii) if the Maturity Date then in effect is extended pursuant to Section 2.13A, such extended Maturity Date, (b) with respect to the GO Bond 2009 Term Facility, the earlier of (i) the GO Bond Mandatory Put Date and (ii) May 1, 2032, and (c) with respect to the GO Bond 2010 Term Facility, the earlier of (i) the GO Bond Mandatory Put Date and (ii) August 1, 2035; provided, however, that if such date in each such case does not satisfy clause (a) of the definition of “Business Day,” such Maturity Date shall be the next preceding Business Day.

§ 2.2. Extension of Revolving Credit Facility Maturity Date and GO Bond Mandatory Put Date. Article II of the Original Agreement is hereby amended by adding a new Section 2.13A immediately following Section 2.13 of the Original Agreement, to read as follows:

2.13A Extension of Revolving Credit Facility Maturity Date and GO Bond Mandatory Put Date.

(a) Requests for Extension. The Borrower may once each calendar year during the Availability Period, by notice to the Administrative Agent (who shall promptly notify the Lenders) not earlier than 30 days prior to the first anniversary of the Closing Date and not later than 30 days prior to the Maturity Date with respect to the Revolving Credit Facility then in effect hereunder (the “Existing Maturity Date”), request that (i) each Revolving Credit Lender extend such Revolving Credit Lender’s Maturity Date with respect to the Revolving Credit Facility for one additional year from the Existing Maturity Date and (ii) each GO Bond Term Lender extend such GO Bond Term Lender’s GO Bond Mandatory Put Date for one additional year from such GO Bond Term Lender’s then-existing GO Bond Mandatory Put Date.

(b) Lender Elections to Extend. Each Lender, acting in its sole and individual discretion, shall, by notice to the Administrative Agent given not later than the date (the “Notice Date”) that is 15 days after the date of the Borrower’s notice to the Administrative Agent under subsection (a) above, advise the Administrative Agent (and the Administrative Agent shall upon the Borrower’s request prior to the Notice Date

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advise the Borrower as to Lenders’ responses) whether or not such Lender agrees to such extension, and each Lender that determines not to so extend its Maturity Date and/or GO Bond Mandatory Put Date, as applicable (a “Non-Extending Lender”), shall notify the Administrative Agent of such fact promptly after such determination (but in any event no later than the Notice Date); provided, that any Lender that does not so advise the Administrative Agent on or before the Notice Date shall be deemed to be a Non-Extending Lender. The election of any Lender to agree to such extension shall not obligate any other Lender to so agree.

(c) Notification by the Administrative Agent. The Administrative Agent shall notify the Borrower of each Lender’s determination under this Section on the Notice Date (or, if such date is not a Business Day, on the next following Business Day).

(d) Additional Commitment Lenders. The Borrower shall have the right, both before and after the effectiveness of a requested extension under this Section 2.13A, to replace any Non-Extending Lender with, and add as “Lenders” under this Agreement in place thereof, one or more Eligible Assignees (each such Eligible Assignee replacing a Non-Extending Lender on or before the effectiveness of a requested extension under this Section 2.13A, an “Additional Commitment Lender”) as provided in Section 3.06(b) and Section 11.13; provided that each such Additional Commitment Lender shall enter into an Assignment and Assumption pursuant to which such Additional Commitment Lender shall, effective as of the effectiveness of such requested extension (i) with respect to the Revolving Credit Facility, undertake the Revolving Credit Commitment of such Non-Extending Lender (and, if any such Additional Commitment Lender is a Revolving Credit Lender on the effective date referenced in the immediately succeeding clause (e), its Revolving Credit Commitment shall be in addition to such Revolving Credit Lender’s Revolving Credit Commitment hereunder on such date) and/or (ii) with respect to the GO Bond Term Loan Facilities, assume such Non-Extending Lender’s GO Bond Term Loans, as applicable. Any Eligible Assignee replacing a Non-Extending Lender after the effectiveness of a requested extension shall enter into an Assignment and Assumption with such Non-Extending Lender assuming (x) with respect to the Revolving Credit Facility, such Non-Extending Lender’s Revolving Credit Commitment with such extended Maturity Date with respect to the Revolving Credit Facility and/or (y) with respect to the GO Bond Term Loan Facilities, such Non-Extending Lender’s GO Bond Term Loans with such extended GO Bond Mandatory Put Date, as applicable.

(e) Minimum Extension Requirement. If (and only if) (i) with respect to the Revolving Credit Facility, the total of (A) the Revolving Credit Commitments of the Revolving Credit Lenders that have agreed so to extend their Maturity Date (each, a “Revolving Credit Loan Extending Lender”) with respect to the Revolving Credit Facility plus (B) the additional Revolving Credit Commitments of the Additional Commitment Lenders shall be more than 50% of the aggregate amount of the Revolving Credit Commitments in effect on the Notice Date, (ii) with respect to the GO Bond 2009 Term Loans, the total of (A) the Outstanding Amount of the GO Bond 2009 Term Loans of the GO Bond 2009 Term Lenders that have agreed to extend their GO Bond Mandatory Put Date (each, a “GO Bond 2009 Term Loan Extending Lender”) plus (B) the additional GO Bond 2009 Term Loans of the Additional Commitment Lenders shall be more than 50% of the Outstanding Amount of GO Bond 2009 Term Loans as of the Notice Date and (iii)

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with respect to the GO Bond 2010 Term Loans, the total of (A) the Outstanding Amount of the GO Bond 2010 Term Loans of the GO Bond 2010 Term Lenders that have agreed to extend their GO Bond Mandatory Put Date (each, a “GO Bond 2010 Term Loan Extending Lender and, together with each Revolving Credit Loan Extending Lender and GO Bond 2009 Term Loan Extending Lender, an “Extending Lender”) plus (B) the additional GO Bond 2010 Term Loans of the Additional Commitment Lenders shall be more than 50% of the Outstanding Amount of GO Bond 2010 Term Loans as of the Notice Date, then, subject to the conditions set forth in Section 2.13A(d), effective as of the Notice Date, or such later date as the Administrative Agent and the Borrower shall agree, the Maturity Date with respect to the Revolving Credit Facility and the GO Bond Mandatory Put Date of each Extending Lender, as applicable, and of each Additional Commitment Lender shall be extended to the same date one year after the Existing Maturity Date and the then-existing GO Bond Mandatory Put Date, as applicable (except that, if such date is not a Business Day, such Maturity Date with respect to the Revolving Credit Facility and the GO Bond Mandatory Put Date, as so extended, shall be the next preceding Business Day), and each Additional Commitment Lender shall thereupon become a “Lender” for all purposes of this Agreement. The Maturity Date with respect to the Revolving Credit Facility and the GO Bond Mandatory Put Date of each Non-Extending Lender remaining a Lender hereunder shall remain the Existing Maturity Date or the then-existing GO Bond Mandatory Put Date, as applicable; provided, the Borrower shall continue to have the right to replace any such Non-Extending Lender following the effectiveness of any such extension as provided in Section 2.13A(d).

(f) Conditions to Effectiveness of Extensions. As a condition precedent to such extension, the Borrower shall deliver to the Administrative Agent a certificate dated as of the Notice Date signed by a Responsible Officer of the Borrower (i) certifying and attaching the resolutions adopted by the Borrower approving or consenting to such extension and (ii) certifying that, before and immediately after giving effect to such extension, (A) the representations and warranties of (1) the Borrower contained in Article V and (2) any Loan Party in any other Loan Document are true and correct in all material respects on and as of the Notice Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2.13A, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, and (B) no Default or Event of Default exists. In addition, on the Maturity Date with respect to the Revolving Credit Facility, the Borrower shall prepay any Revolving Credit Loans outstanding on such date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep outstanding Revolving Credit Loans ratable with any revised Applicable Percentages of the Revolving Credit Lenders effective as of such date.

(g) Conflicting Provisions. This Section shall supersede any provisions in Section 2.13 or 11.01 to the contrary.

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§ 2.3. Increase in Revolving Credit Commitments. The reference to “$450,000,000” set forth in clause (y) of the proviso at the end of the first sentence of Section 2.14(a) of the Original Agreement is hereby amended to refer instead to “$550,000,000”.

§ 2.4. Corrective Amendment. Effective as of August 19, 2011, the reference to “the Borrower shall not” set forth in the introductory paragraph of Article VII of the Original Agreement is hereby amended to refer instead to “the Borrower shall not (except in the case of the covenant set forth in Section 7.02, which shall be limited to Subsidiaries)”.

ARTICLE III. — Conditions of Effectiveness

§ 3.1. Effective Date. This Amendment shall become effective as of the date first written above (and the corrective amendment set forth in Section 2.4 shall become effective as of August 19, 2011), when and only when

(i) Administrative Agent shall have received, at Administrative Agent’s office a counterpart of this Amendment executed and delivered by Borrower, Administrative Agent, L/C Issuer and Required Lenders; and

(ii) Administrative Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Administrative Agent, duly authorized, executed and delivered, and in form and substance reasonably satisfactory to Administrative Agent:

Supporting Documents. Such supporting documents as Administrative Agent may reasonably request.

ARTICLE IV. — Representations and Warranties

§ 4.1. Representations and Warranties of Borrower. In order to induce Administrative Agent, L/C Issuer and Lenders to enter into this Amendment, the Borrower represents and warrants to Administrative Agent, L/C Issuer and each Lender that:

(a) The representations and warranties of the Borrower contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(b) No Default has occurred and is continuing.

ARTICLE V. — Miscellaneous

§ 5.1. Ratification of Agreements. The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects by Borrower. Any reference to the Original Agreement in any Loan Document shall be deemed to refer to the

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Credit Agreement. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative Agent, L/C Issuer or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

§ 5.2. Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

§ 5.3. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

§ 5.4. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

§ 5.5. ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

BORROWER:	PAA NATURAL GAS STORAGE, L.P.

	By:	PNGS GP LLC, its general partner

	By:	/s/ Al Swanson
Al Swanson
Executive Vice President and Chief Financial Officer

BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Bridgett J. Manduk
	Name:	Bridgett J. Manduk
	Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender and L/C Issuer

	By:	/s/ Adam H. Fey
	Name:	Adam H. Fey
	Title:	Assistant Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark Oberreuter
Name:	Mark Oberreuter
Title:	Vice President

DNB BANK ASA, GRAND CAYMAN BRANCH, as a Lender

By:	/s/ Thomas Tangen
Name:	Thomas Tangen
Title:	Senior Vice President Head of Corporate Banking

By:	/s/ Barbara Gronquist
Name:	Barbara Gronquist
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Stephanie Balette
Name:	Stephanie Balette
Title:	Authorized Officer

SUNTRUST BANK, as a Lender

By:	/s/ Andrew Johnson
Name:	Andrew Johnson
Title:	Director

SOCIETE GENERALE, as a Lender

By:	/s/ Chad Clark
Name:	Chad Clark
Title:	Managing Director

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BARCLAYS BANK PLC, as a Lender

By:	/s/ Michael J. Mozer
Name:	Michael J. Mozer
Title:	Vice President

CITIBANK, N.A., as a Lender

By:	/s/ John F. Miller
Name:	John F. Miller
Title:	Attorney-in-Fact

MIZUHO CORPORATE BANK, LTD., as a Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Irja R. Otsa /s/ Mary E. Evans
Name:	Irja R. Otsa Mary E. Evans
Title:	Assoc. Director Assoc. Director

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Justin M. Alexander
Name:	Justin M. Alexander
Title:	Vice President

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SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Shuji Yabe
Name:	Shuji Yabe
Title:	Managing Director

ING CAPITAL LLC, as a Lender

By:	/s/ Cheryl Labelle
Name:	Cheryl Labelle
Title:	Managing Director

PNC BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John Berry
Name:	John Berry
Title:	Vice President

COMPASS BANK, as a Lender

By:	/s/ Dorothy Marchand
Name:	Dorothy Marchand
Title:	Senior Vice President

FIFTH THIRD BANK, as a Lender

By:	/s/ Matthew Lewis
Name:	Matthew Lewis
Title:	Vice President

REGIONS BANK, as a Lender

By:	/s/ David Valentine
Name:	David Valentine
Title:	Vice President

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AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark Serice
Name:	Mark Serice
Title:	Senior Vice President

COMERICA BANK, as a Lender

By:	/s/ Justin Crawford
Name:	Justin Crawford
Title:	Vice President

RAYMOND JAMES BANK, N.A., as a Lender

By:	/s/ Scott G. Axelrod
Name:	Scott G. Axelrod
Title:	Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Mark B. Grover
Name:	Mark B. Grover
Title:	Senior Vice President

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Andrew Oram
Name:	Andrew Oram
Title:	Managing Director

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CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as a Lender

By:	/s/ Jonathan Kim
Name:	Jonathan Kim
Title:	Authorized Signatory

By:	/s/ Robert Casey
Name:	Robert Casey
Title:	Authorized Signatory

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